                                                                    EXHIBIT 24.1

                           LYONDELL CHEMICAL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, LYONDELL CHEMICAL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with the Company's proposal to offer to exchange up to $900,000,000 aggregate principal amount of 9 5/8% senior secured notes, series A, $1,000,000,000 aggregate principal amount of 9 7/8% senior secured notes, series B, and $500,000,000 aggregate principal amount of 10 7/8% senior subordinated notes, registered under the Act, for like aggregate principal amounts of outstanding senior secured notes, series A, senior secured notes, series B, and senior subordinated notes.

     NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAN F. SMITH, JEFFREY R. PENDERGRAFT and EDWARD W. RICH, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 27th day of June, 1999.


                                           /s/ William T. Butler
                                           ----------------------------
                                           WILLIAM T. BUTLER

                           LYONDELL CHEMICAL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, LYONDELL CHEMICAL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with the Company's proposal to offer to exchange up to $900,000,000 aggregate principal amount of 9 5/8% senior secured notes, series A, $1,000,000,000 aggregate principal amount of 9 7/8% senior secured notes, series B, and $500,000,000 aggregate principal amount of 10 7/8% senior subordinated notes, registered under the Act, for like aggregate principal amounts of outstanding senior secured notes, series A, senior secured notes, series B, and senior subordinated notes.

     NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAN F. SMITH, JEFFREY R. PENDERGRAFT and EDWARD W. RICH, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of June, 1999.


                                           /s/ Carol Anderson
                                           ----------------------------
                                           CAROL ANDERSON

                           LYONDELL CHEMICAL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, LYONDELL CHEMICAL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with the Company's proposal to offer to exchange up to $900,000,000 aggregate principal amount of 9 5/8% senior secured notes, series A, $1,000,000,000 aggregate principal amount of 9 7/8% senior secured notes, series B, and $500,000,000 aggregate principal amount of 10 7/8% senior subordinated notes, registered under the Act, for like aggregate principal amounts of outstanding senior secured notes, series A, senior secured notes, series B, and senior subordinated notes.

     NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAN F. SMITH, JEFFREY R. PENDERGRAFT and EDWARD W. RICH, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 28th day of June, 1999.


                                           /s/ Travis Engen
                                           ----------------------------
                                           TRAVIS ENGEN

                           LYONDELL CHEMICAL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, LYONDELL CHEMICAL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with the Company's proposal to offer to exchange up to $900,000,000 aggregate principal amount of 9 5/8% senior secured notes, series A, $1,000,000,000 aggregate principal amount of 9 7/8% senior secured notes, series B, and $500,000,000 aggregate principal amount of 10 7/8% senior subordinated notes, registered under the Act, for like aggregate principal amounts of outstanding senior secured notes, series A, senior secured notes, series B, and senior subordinated notes.

     NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAN F. SMITH, JEFFREY R. PENDERGRAFT and EDWARD W. RICH, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of June, 1999.


                                           /s/ STEPHEN F. HINCHLIFFE, JR.
                                           --------------------------------
                                           STEPHEN F. HINCHLIFFE, JR.

                           LYONDELL CHEMICAL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, LYONDELL CHEMICAL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with the Company's proposal to offer to exchange up to $900,000,000 aggregate principal amount of 9 5/8% senior secured notes, series A, $1,000,000,000 aggregate principal amount of 9 7/8% senior secured notes, series B, and $500,000,000 aggregate principal amount of 10 7/8% senior subordinated notes, registered under the Act, for like aggregate principal amounts of outstanding senior secured notes, series A, senior secured notes, series B, and senior subordinated notes.

     NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAN F. SMITH, JEFFREY R. PENDERGRAFT and EDWARD W. RICH, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of June, 1999.


                                           /s/ Dudley C. Mecum II
                                           ----------------------------
                                           DUDLEY C. MECUM II

                           LYONDELL CHEMICAL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, LYONDELL CHEMICAL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with the Company's proposal to offer to exchange up to $900,000,000 aggregate principal amount of 9 5/8% senior secured notes, series A, $1,000,000,000 aggregate principal amount of 9 7/8% senior secured notes, series B, and $500,000,000 aggregate principal amount of 10 7/8% senior subordinated notes, registered under the Act, for like aggregate principal amounts of outstanding senior secured notes, series A, senior secured notes, series B, and senior subordinated notes.

     NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAN F. SMITH, JEFFREY R. PENDERGRAFT and EDWARD W. RICH, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of June, 1999.


                                           /s/ Frank Savage
                                           ----------------------------
                                           FRANK SAVAGE

                           LYONDELL CHEMICAL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, LYONDELL CHEMICAL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with the Company's proposal to offer to exchange up to $900,000,000 aggregate principal amount of 9 5/8% senior secured notes, series A, $1,000,000,000 aggregate principal amount of 9 7/8% senior secured notes, series B, and $500,000,000 aggregate principal amount of 10 7/8% senior subordinated notes, registered under the Act, for like aggregate principal amounts of outstanding senior secured notes, series A, senior secured notes, series B, and senior subordinated notes.

     NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAN F. SMITH, JEFFREY R. PENDERGRAFT and EDWARD W. RICH, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 28th day of June, 1999.


                                           /s/ PAUL R. STALEY
                                           ----------------------------
                                           PAUL R. STALEY

                           LYONDELL CHEMICAL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, LYONDELL CHEMICAL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with the Company's proposal to offer to exchange up to $900,000,000 aggregate principal amount of 9 5/8% senior secured notes, series A, $1,000,000,000 aggregate principal amount of 9 7/8% senior secured notes, series B, and $500,000,000 aggregate principal amount of 10 7/8% senior subordinated notes, registered under the Act, for like aggregate principal amounts of outstanding senior secured notes, series A, senior secured notes, series B, and senior subordinated notes.

     NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAN F. SMITH, JEFFREY R. PENDERGRAFT and EDWARD W. RICH, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of June, 1999.


                                           /s/ DAN F. SMITH
                                           ----------------------------
                                           DAN F. SMITH

                           LYONDELL CHEMICAL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, LYONDELL CHEMICAL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with the Company's proposal to offer to exchange up to $900,000,000 aggregate principal amount of 9 5/8% senior secured notes, series A, $1,000,000,000 aggregate principal amount of 9 7/8% senior secured notes, series B, and $500,000,000 aggregate principal amount of 10 7/8% senior subordinated notes, registered under the Act, for like aggregate principal amounts of outstanding senior secured notes, series A, senior secured notes, series B, and senior subordinated notes.

     NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAN F. SMITH, JEFFREY R. PENDERGRAFT and EDWARD W. RICH, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of June, 1999.


                                           /s/ KELVIN R. COLLARD
                                           ----------------------------
                                           KELVIN R. COLLARD

                           LYONDELL CHEMICAL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, LYONDELL CHEMICAL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with the Company's proposal to offer to exchange up to $900,000,000 aggregate principal amount of 9 5/8% senior secured notes, series A, $1,000,000,000 aggregate principal amount of 9 7/8% senior secured notes, series B, and $500,000,000 aggregate principal amount of 10 7/8% senior subordinated notes, registered under the Act, for like aggregate principal amounts of outstanding senior secured notes, series A, senior secured notes, series B, and senior subordinated notes.

     NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAN F. SMITH, JEFFREY R. PENDERGRAFT and EDWARD W. RICH, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of June, 1999.


                                           /s/ JOSEPH M. PUTZ
                                           ----------------------------
                                           JOSEPH M. PUTZ